SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 10, 1996



                                  CONSECO, INC.

                             State of Incorporation:
                                     Indiana

      Commission File Number                           IRS Employer Id. Number
            No. 1-9250                                      No. 35-1468632

                     Address of Principal Executive Offices:
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                                  Telephone No.
                                 (317) 817-6100

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                         CONSECO, INC. AND SUBSIDIARIES




ITEM 5.  OTHER EVENTS.

     The unaudited pro forma consolidated financial statements of Conseco, Inc. and its consolidated subsidiaries ("Conseco" or the "Company"), attached as
Exhibit 99.1, present Conseco's financial position and results of operations as of and for the year ended December 31, 1995, giving pro forma effect to several transactions which occurred during 1995 and the first quarter of 1996, as described in the notes accompanying the pro forma consolidated financial statements.

     The pro forma consolidated financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transactions had occurred at the dates indicated. Furthermore, the pro forma consolidated financial statements are not intended to be indicative of Conseco's future financial position or future results of operations and should be read in conjunction with the historical consolidated financial statements and related notes thereto included in Conseco's Form 10-K for the year ended December 31, 1995.

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



                         CONSECO, INC. AND SUBSIDIARIES





ITEM 7(c).      EXHIBIT.


99.1     Pro forma Consolidated Financial Statements of Conseco, Inc. and
         Subsidiaries



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



                         CONSECO, INC. AND SUBSIDIARIES


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 10, 1996

                                      CONSECO, INC.




                                      By:/s/ROLLIN M. DICK
                                         ---------------------------
                                         Rollin M. Dick
                                         Executive Vice President
                                           and Chief Financial Officer

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